Exhibit 10.79

[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ASSET PURCHASE AGREEMENT

between

AYTU BIOPHARMA, INC.

and

UAB “Caerus Biotechnologies”

regarding purchase of

MiOXSYS Analyzer, MiOXSYS Sensors as well as all IP, know-how, copyrights, technical information and similar rights pertaining to MiOXSYS Analyzer and or MiOXSYS Sensors

1 July 2020

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[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATIONS	3
2.	SUBJECT MATTER OF THE AGREEMENT AND CONDITIONS PRECEDENT	10
3.	PURCHASE PRICE AND TERMS OF PAYMENT	12
4.	DUE DILIGENCE	13
5.	CLOSING	13
6.	NON ASSUMPTION OF EMPLOYEES	14
7.	POST-CLOSING ACTIONS	14
8.	SELLER’S WARRANTIES	16
9.	PARTIES’ WARRANTIES	19
10.	LIABILITY	20
11.	TERMINATION	22
12.	OTHER MATTERS	23
Appendix 1 - Technical information sheet on MiOXSYS Sensors and MiOXSYS Analyzers		26
Appendix 2 – List of Patents		27
Appendix 3 – List of Trademarks		32
Appendix 4 – List of Technical Information		33
Appendix 5 – List of Documentation		34
Appendix 6 – Form of Ancillary Agreements		35
Appendix 7 – List of Assets with Prices		36
Appendix 8 – Business plan (commercial targets)		37
Appendix 9 – List of Registrable Assets		38
Appendix 10 – List of Patent Renewals		39
Appendix 11 – List of Contracts Related to the Assets		40

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[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AGREEMENT ON ASSIGNMENT OF RIGHTS AND SALE OF GOODS

This Agreement on Assignment of Rights and Sale of Goods (“Agreement”) is made and entered into as of the 1st day of July, 2021 (“Signing Date”) by and between:

AYTU BIOPHARMA, INC., incorporated and existing under the laws of the State of Delaware, reporting file number 001-38247, registered business address 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112, USA (“Seller”), and

UAB “Caerus Biotechnologies”, incorporated and existing under the laws of Lithuania, code 305806105, registered office address Mėnulio g. 11-101, Vilnius LT-04326, Lithuania (“Buyer”),

hereafter may individually be referred to as a “Party”, or collectively as the “Parties”.

PREAMBLE

(A)

The Seller has exclusive rights (intellectual property rights, technical information, know-how and etc.) for production, manufacturing, marketing and selling of MiOXSYS Analyzer and MiOXSYS Sensors as shown in the Appendix 1 (“Products”);

(B)

Buyer is interested in acquiring and assuming the existing intellectual property rights (patents, trademarks, designs etc.), technical information and know-how related to the Products as well as existing inventory of the manufactured Products;

(C)

Under the terms and conditions stipulated in this Agreement, the Seller is willing to sell and transfer to the Buyer and the Buyer is willing to purchase and take over from the Seller all rights attached and related to the Products and manufacturing thereof;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Parties intending to be legally bound agree as follows:

1.	DEFINITIONS AND INTERPRETATIONS
1.1.	In addition to terms defined elsewhere in this Agreement, the following definitions shall apply throughout this Agreement, unless the context requires otherwise:

1.1.1. Affiliate

means, with respect to any individual, corporation, general partnership, limited partnership, limited liability company, trust, association, firm, organization, company, business, entity (Person), any other Person that as of the Signing Date or as of any subsequent date, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

1.1.2. Ancillary Agreements	has the meaning given to it under Clause 2.2.6 of this Agreement.
1.1.3. Assets	means the Patents, Trademarks, Technical Information, Other Assets and Existing Inventory and all pecuniary and

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[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

non-pecuniary rights attached to them, including any IP Rights arising from or related to any such Assets.
1.1.4. Confidential Information

means all information of any kind or nature whatsoever, whether written or oral or whatsoever form, including, without limitation, financial information, trade secrets, customer lists, Appendixes to this Agreements and Ancillary Agreement, all information and documents related to the negotiations of the Agreement and Ancillary Agreements between the Parties and their Affiliates and other information regarding the Assets and IP Rights attached to them, which is not known to the general public.

1.1.5. Conditions Precedent	has the meaning given to it under Clause 2.2 of this Agreement.
1.1.6. Closing	means occurrence of the transactions stipulated under Clause 5.1 of this Agreement.
1.1.7. Closing Date	means the actual date when the Closing occurs, i.e. all conditions stipulated under Clause 5.1 are fulfilled.
1.1.8. Damages

means losses and damages (excluding punitive and special damages, except where payable to a third party), complaints, claims, demands, deficiencies, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, expenses or fees, including costs of investigation and attorneys’ fees; provided, however, that for purposes of computing the amount of Damages incurred by any Person, there will be deducted an amount equal to the amount of any insurance proceeds, indemnification payments, contribution payments or reimbursements actually received by such Person or any of such Person’s Affiliates in connection with such Damages or the circumstances giving rise thereto.

1.1.9. Documentation	means all documentation and information pertaining to the Assets listed in the Appendix 5, including, but not limited to, ownership (title) documents (certificates etc.).
1.1.10. Dispute	means any claim, demand, dispute, action, suit, arbitration, proceeding, investigation or other similar matter.
1.1.11. Due Diligence

means a legal, technical, financial and tax investigation of the Assets and IP Rights, Technical Information and Know-How which has commenced before the Signing Date by the Buyer and which shall conclude on the Due Diligence Date.

1.1.12. Due Diligence Date	means a day on which the Due Diligence will be considered as completed: either the 23rd day of July 2021 or the day of receipt by the Seller the Notice of Withdrawal, whichever is earlier.
1.1.13. Encumbrance	means any pledge, mortgage, lien, option, pre-emptive right, lease, commercial lease or any other right or

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[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

encumbrance or restriction to the benefit of the Seller, its Affiliate and/or any third person.
1.1.14. Existing Inventory

means all inventory of existing manufactured Products owned or to be owned by the Seller on the Closing Date, in any case (i) [REDACTED] MiOXSYS Analysers, (ii) [REDACTED] MiOXSYS Sensors (iii) [REDACTED] MiOXSYS CVK, (iii) [REDACTED] MiOXSYS Socket Module Analyzer Replacement Component.

1.1.15. Good Condition

with respect to the Assets, where and when applicable, means that they are approved (valid) or pending submitted in the Territory (unless disclosed by the Seller prior to Signing Date that they are denied or expired).

1.1.16. IP Rights

means all intellectual property and proprietary rights of any kind, including any and all of the following in any country or region:

(i)

copyrights - all copyrights, whether marked as such or not, and copyrightable works (including databases and other compilations of information, mask works and semiconductor chip rights), including all rights of authorship, use, publication, reproduction, distribution, performance, transformation, moral rights and rights of ownership of copyrightable works, and all registrations and rights to register and obtain renewals and extensions of registrations, together with all other interests accruing by reason of international copyright;

(ii)

Patent Rights;

(iii)

Trademark Rights; and

(iv)

Trade Secrets.

IP Rights includes all rights (whether at law, in equity, by contract or otherwise) to enforce, enjoy or otherwise exploit any of the foregoing, including the rights to sue for and remedies against past, present and future infringements or misappropriations of any or all of the foregoing, and rights of priority and protection of interests therein under the laws of any jurisdiction worldwide.

1.1.17. Knowledge of the Seller

shall mean the actual knowledge of the Seller and/or its management and any knowledge that would or could have been acquired by the Seller and/or its management upon reasonable inquiry and investigation.

1.1.18. Long Stop Date	means the 30 September 2021.
1.1.19. Material Adverse Effect

means (i) the occurrence after the Due Diligence Date of the events, circumstance, fact, change, development, condition, or effect that caused or are reasonably likely to cause an adverse effect on the Assets with individual or

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[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

aggregate (i.e. the total effect of all of the events and groups of events mentioned above) financial effect of at least [REDACTED] (fifteen thousand US dollars) compared to the respective standing before the occurrence of the Material Adverse Effect event; and/or (ii) any changes in the Good Condition of the Assets.

1.1.20. MA Manufacturer	means the contract manufacturing organization (CMO) for the MiOXSYS Analyzers: [REDACTED].
1.1.21. MS Manufacturer	means the contract manufacturing organization (CMO) for the MiOXSYS Sensors: [REDACTED].
1.1.22. Net Sales

means the gross amounts invoiced and received by the Buyer or its Affiliates for any and all sales or transfers of any Product, less the following amounts to the extent actually incurred or paid by the Buyer or its Affiliates with respect to such sales or transfers:

(i)

trade, cash and quantity discounts, charge backs, or rebates actually allowed or taken, including discounts or rebates to governmental agencies/entities; wholesalers and other distributors; pharmacies and other retailers; buying groups; health care insurance carriers; pharmacy benefit management companies; regulatory authorities; third parties associated with patient assistance programs; or managed care organizations;

(ii)

credits or allowances actually given or made for rejection of, or return of previously sold Products;

(iii)

any charges for insurance, freight, and other transportation costs directly related to the delivery of Product to the extent included in the gross invoiced price;

(iv)

any tax, tariff, duty, or governmental charge levied on the sales, transfer, transportation or delivery of the Product (including any tax such as a value added or similar tax or government charge) borne by the seller thereof, other than franchise or income tax of any kind whatsoever; and

(v)

any import or export duties or their equivalent borne by the seller;

All aforementioned deductions shall be determined, on a country-by-country basis, as incurred in the ordinary course of business in type and amount consistent with the Buyer’s or the Affiliate’s (as the case may be) business practices consistently applied across its product lines and

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[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

accounting standards and verifiable based on conventional industry practices.  All such discounts, allowances, credits, rebates, and other deductions shall be fairly and equitably allocated to Product and other products of the Buyer and its Affiliates and sublicensees such that a Product does not bear a disproportionate portion of such deductions.  The transfer of the Product between or among the Buyer and its Affiliates will not be considered a sale, provided, that in the event an Affiliate is the end-user of Product, the transfer of Product to such Affiliate shall be included in the calculation of Net Sales at the average selling price charged in an arm’s length sale to a third party who is not an Affiliate in the relevant period.  Net Sales includes the cash consideration received on a sale and the fair market value of all non-cash consideration.  Disposition of Product for, or use of the Product in, clinical trials or other scientific testing, as free samples, or under compassionate use, named patient sales, patient assistance, or test marketing programs or other similar programs or studies where the Product is supplied without charge shall not result in any Net Sales, however if the Buyer or any of its Affiliates charges for such Product, the amount billed will be included in the calculation of Net Sales.

1.1.23. Notice of Withdrawal	has the meaning given to it under Clause 4.2 of the Agreement.
1.1.24. Other Assets

means, in connection with the Products:

(i)

any IP Rights and applications for the foregoing, in any country, supra-national organization or territory of the world;

(ii)

any marketing material;

(iii)

any domains owned by the Seller associated with the Products and/or oxidative stress, oxidative-reductive potential etc;

(iv)

any other assets necessary for lawful production, manufacturing, marketing, distributing, and selling of Products in the Territory.

1.1.25. Patents	means all patents (approved, pending, submitted) in connection with the Products as shown in the Appendix 2, including the patents registered in the name of a third party rather than the Seller.
1.1.26. Patent Rights

means (A) all national, regional and international issued patents and patent applications (including provisional patent applications); (B) all patent applications filed either from the foregoing patents, patent applications or provisional applications or from an application claiming priority from or the benefit of either of these (including,

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[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

additions, continuations, continuations-in-part, divisional, substitutions, converted provisionals, continued prosecution, reissue and re-examination applications); (C) any and all patents that have issued or in the future issue from the foregoing patent applications described in clauses (A) and (B), including utility, utility model, plant and design patents, and certificates of invention; and (D) patent revalidations, patent registrations, applications for patent registrations and any patent term extension or other action by a competent authority which provides rights beyond the original expiration date of a patent (including any supplementary protection certificates and the like), in each case with respect to the foregoing patents or patent applications described in clauses (A), (B) and (C).

1.1.27. Products	has the meaning given to it under Preamble (A) of the Agreement.
1.1.28. Purchase Price	has the meaning given to it under Clause 3.1 of this Agreement.
1.1.29. Registrable Assets

means the items, marked in Appendix 9 as registrable Assets, that will be transferred from the Seller to the Buyer prior to the Closing, to ensure occurrence of the Condition Precedent specified in Clause 2.2.2 below.

1.1.30. Seller’s Account	means the Seller’s bank account, account number Aytu BioPharma, Bank Name and address: [REDACTED] or other account indicated by the Seller.
1.1.31. Technical Information

any and all know-how, inventions, discoveries, unpatented and proprietary ideas, Trade Secrets, specifications, instructions, processes, formulae, materials, methods, protocols, expertise and other technology applicable to the MiOXSYS® commercial system or its manufacture (included but not limited to all documentation that collectively defines the manufacturing methods, test methods, specifications, materials, and other procedures, directions and controls associated with the manufacture and testing of MiOXSYS® commercial system), registration, use or marketing or to methods of testing components of the MiOXSYS® commercial system or processes for their manufacture, and including all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical and analytical, safety, quality control, manufacturing, preclinical and clinical data, instructions, processes, formula, and expertise relating thereto.

Technical Information also includes, but is not limited to:

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[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(i)

Design History file (including covenants related to Product development, manufacturing and post-marketing, information on complaints and other important issues), in the scope and content that are customary for such type of the Products and their use and would ensure that the quality and requirements for manufacturing of the Product are met in full;

(ii)

Full set of relevant commercial and quality conditions required for the entry into the MS Agreement and MA Agreement on the terms, beneficial for the Buyer;

(iii)

all protocols, process and results of in-house and other validation studies;

(iv)

all available to the Seller protocols of published, ongoing, completed or not started clinical and other studies (all important information associated with these studies, all outstanding obligations by the Seller in relations to these studies;

(v)

all regulatory submission information as list of submissions (submission dates, approval dates, certificates); list of rejected submission (dated) with the information by regulator on the reason for rejection);

(vi)

all regulatory files and dossiers submitted (by country and territory), copies of key/important items of correspondence with regulators, including, but not limited to the lists of Patents and other Registrable Assets that refer to the latest date and amount of payment of applicable fees or levies, the period it covers and the next date and amount of payment;

(vii)

quality management documentation, SOPs ISO and other quality related information (such as KAPAs etc), the list of registered complaints and records of action taken;

(viii)

important contacts information, in the scope acceptable to the Buyer.

Technical Information is shown in the Appendix 4.

1.1.32. Territory	means the entire world, i.e., all and any countries, states, and jurisdictions.
1.1.33. Trademarks	means all non-registered (including well-known) and registered trademarks (approved, pending, submitted) in connection with the Products as shown in the Appendix 3.

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[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.1.34. Trademark Rights

means all trademarks, registered trademarks, applications for registration of trademarks, service marks, registered service marks, applications for registration of service marks, trade names, registered trade names and applications for registration of trade names, service names, brand names, trade dress rights, logos, taglines, slogans, Internet domain names and Internet domain name registrations and web addresses, together with the goodwill associated with any of the foregoing; and including all intent to use any of the foregoing if not registered or subject to a pending application.

1.1.35. Trade Secrets

means any trade secrets, or any confidential inventions (whether patentable or unpatentable, whether or not reduced to practice, whether or not in an invention disclosure and whether or not in writing), processes, formulae, developments, discoveries, technology, cell lines, biological materials, compounds, probes, sequences, technical information and data, software, methods, biological materials, bioassays, clones, molecules, protocols, reagents, experiments, lab results, tests, know-how, concepts, ideas, processes, research and development information and results, customer lists, supplier lists, pricing and cost information, business and marketing plans, strategies or other confidential information or materials which in the reasonable business judgment of the owner thereof have value or confer a competitive advantage to such owner due to being not generally known or not publicly disseminated.

2.	SUBJECT MATTER OF THE AGREEMENT AND CONDITIONS PRECEDENT
2.1.

Upon the terms and subject to the conditions set forth in this Agreement, at Closing the Seller shall sell, assign, and transfer and the Buyer shall buy, assume and acquire the Assets for the Purchase Price.

2.2.	The obligation of each of the Parties to perform the Closing are subject to the following conditions precedent (the Conditions Precedent) being satisfied in accordance with this Clause 2.2:
2.2.1.

The results of the Due Diligence reveal no material findings, and are reasonably acceptable to the Buyer; this Condition Precedent is deemed to have occurred if until the Due Diligence Date, the Seller did not receive the Notice of Withdrawal from the Buyer, as specified in Clause 4.2 below;

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[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.2.2.

The Seller and the Buyer have concluded the transfer-acceptance deed on the transfer of title to the Registrable Assets, as required for the Seller’s performance of the Condition Precedent specified in Clause 2.2.4 below;

2.2.3.

the Seller has transferred (or has caused to transfer) to the Buyer all original Documentation, any documented know-how pertaining to the Products, all working process descriptions, technical drawings, blueprints, technical know-how, etc.;

2.2.4.

The Seller has caused that all regulatory filings, registrations and entries are made with the respective authorities, institutions, and databases in the Territory as a result of which the Buyer’s title to the Registrable Assets and all required regulatory permits to produce the Products, when applicable, are registered, at the Seller’s cost, and in the manner reasonably acceptable to the Buyer; this Condition Precedent shall include:

2.2.4.1.the Seller’s obligation to ensure payment of all fees, annuities, maintenance fees and other costs, fees and expenses related to maintenance and renewal of the validity and legal protection of Patents and Trademarks and any other Assets, to the extent it is applicable, and that they are duly covered, paid-up by the Seller for the period until the Closing Date or, in respect of the Patents and Trademarks, until 31 May 2022;

2.2.4.2.the Seller’s obligation to ensure payment of all fees mentioned in Clause 2.2.4.1 also for all fees after the Closing Date until 31 May 2022, in order to ensure uninterrupted legal protection of Assets.  Appendix 10 is a general estimate of the annuity fees to be paid, actual amount owned may be more or less, and shall not be re-charged to Buyer;

2.2.4.3.the Buyer’s obligation to issue required powers of attorney or other similar supporting documentation for the Seller, in order to enable his performance of this Condition Precedent;

2.2.5.	The Seller has caused that by the Closing Date the volumes of the Existing Inventory correspond to the numbers specified in Clause 1.1.14 above;
2.2.6.

The Seller caused that the former engineers who worked on the Products with MA Manufacturer as well as former or current employees of MA Manufacturer liaise with the Buyer in relation to technology transfer;

2.2.7.

The Seller has caused that no later than by the Long Stop Date the MS Manufacturer, the current producers of the Products, enter with the Buyer into the commercial agreements in the form attached as Appendix 6 (“Ancillary Agreements”), free of any Buyer’s obligations or liability for the performance of the Seller’s obligations towards these producers, and on the terms and conditions acceptable to the Buyer, in any case not worse than equivalent commercial agreements, currently concluded by the Seller.

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[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.3.	No Material Adverse Effect has occurred prior to the Closing Date.
3.	PURCHASE PRICE AND TERMS OF PAYMENT
3.1.

The purchase price for the Assets shall be paid by the Buyer to the Seller by transferring respective funds to the Seller’s Account via a bank transfer and shall consist of three parts (referred to in total as the “Purchase Price”):

3.1.1.

fixed part (“Fixed Part”) shall amount to [REDACTED].  The split of the Fixed Part per each item of Assets, excluding Existing Inventory, is provided in the Appendix 7, and shall be paid in accordance with the payment schedule as specified in Clause 3.2 below;

3.1.2.

variable part – royalties (“Variable Part”), shall amount to [REDACTED] of net global revenue, equal to Net Sales of the Products per year for [REDACTED]from the Closing date, and shall be paid as specified in Clause 3.3 below;

3.1.3.

fixed part for the Existing Inventory (“Existing Inventory Part”) shall be calculated by multiplying the number of produced MiOXSYS Sensor items [REDACTED] per cost of [REDACTED] per item plus [REDACTED] margin, [REDACTED] MiOXSYS Analyzer per average cost of [REDACTED]per item, [REDACTED] MiOXSYS CVK per average cost of [REDACTED] per item, and [REDACTED]MiOXSYS Socket Module Analyzer Replacement Component per average cost of [REDACTED] shall be paid in accordance with the payment schedule as specified in Clause 3.4 below.

3.2.	The Fixed Part shall be paid according to the following payment schedule:
3.2.1.	[REDACTED] payable at the Signing Date;
3.2.2.	[REDACTED] payable at the Closing Date;
3.2.3.	10 (ten) equal instalments amounting to [REDACTED] each, payable yearly, first instalment to be paid within 30 days following the first anniversary of the Closing Date;
3.2.4.

[REDACTED] payable on the earlier of (a) the expiration of the 36 (thirty six) months’ period after the Closing Date, or (b) written confirmation by the Buyer that the transfer of manufacturing of each of (i) MiOXSYS Analyzer and (i) MiOXSYS Sensors to another or additional manufacturer(s) (as the case may be) based in the European Union has been completed.

3.3.

The Variable Part shall be calculated by the Buyer and paid annually within 90 days after the end of each financial year of the Buyer, ending on 31 December.  Upon the Seller’s request and within reasonable terms the Buyer shall provide the supporting documents of calculations of the Variable Part.  The Variable Part shall be based on the annual Net Sales of Products received during the financial year of the Buyer and its Affiliates.  For the year

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[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

when the Closing occurs and for the fifth year the annual revenue shall be prorated according to the number of full months that fall within the prescribed period established under Clause 3.1.2.

3.4.

The Existing Inventory Part shall be calculated by the Closing Date and shall be payable quarterly in 4 (four) equal instalments each over a period of 12 months, first instalment payable within 90 days after the delivery of the Existing Inventory Part to the Buyer.

3.5.	The Purchase Price is final and includes value added tax, if applicable, and all other taxes, fees and charges pertaining to the sale of the Assets.
4.	DUE DILIGENCE
4.1.

The Seller acknowledges that the Buyer shall be entitled to perform the Due Diligence until the Due Diligence Date and shall provide all information and documents reasonably requested by the Buyer in connection with the Due Diligence.  For the avoidance of doubt, the Seller’s obligation to provide information and documents shall include, but not be limited to, provision of the Documents and detailed description of Assets, including Patents and Technical Information.

4.2.

If the Buyer identifies until the Due Diligence Date that any Assets are not of Good Condition and, due to that, at the Buyer’s sole discretion it deems that the Buyer no longer has any interest in purchasing the Assets and rights attached to them, or if the Seller fails to provide the Buyer with the necessary information and documents required for the Due Diligence, the Buyer shall serve the Seller with a 10 (ten) days’ notice of withdrawal on or before the Due Diligence Date (“Notice of Withdrawal”) and upon maturity of which the Agreement shall be terminated, in accordance with Clause 11.1 of this Agreement.

5.	CLOSING
5.1.

The Parties shall take or cause to be taken all other actions which are necessary or appropriate in order to fully effect the sale of the Assets to the Buyer and for completion of this Agreement in all other respects not later than until the Long Stop Date.  At the Closing the Parties shall carry out the actions listed below:

5.1.1.	the Parties shall confirm that all Conditions Precedent specified in Clause 2.2 above have occurred and that the Buyer has paid the part of the Fixed Part, specified under Clause 3.2.1;
5.1.2.	the Seller shall transfer to the Buyer the title to all Assets, excluding Registrable Assets, that have been already transferred to the Buyer prior to the Closing;
5.1.3.

the Seller shall present to the Buyer (i) the invoice for the Fixed Part specifying the Price for each part of the Assets as provided in Appendix 7 and (ii) the invoice for the Existing Inventory Part;

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[REDACTED] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.1.4.	the Buyer shall pay to the Seller the part of the Fixed Part, specified under Clause 3.2.2;
5.1.5.	the Seller and the Buyer shall sign the Closing Certificate confirming that the Closing actions stipulated in this Clause 5.1 have occurred.
5.2.	The Closing shall not be deemed to have occurred until all Closing actions above have been completed or waived by the respective Party.
6.	NON ASSUMPTION OF EMPLOYEES
6.1.

The Seller warrants that under this Agreement and the transactions contemplated herein, as of the Signing Date and the Closing Date there are no employment contracts with the Seller which must be or will be transferred to the Buyer as a result or which must be or will be transferred by virtue of the applicable law.

6.2.

If after the Closing Date it appears that the Seller’s representation provided in this section 6 is not true, and under the applicable law employment contracts must be transferred from the Seller to the Buyer, the Seller unconditionally undertakes to indemnify the Buyer in full and compensate all the Buyer’s reasonable costs incurred and associated with any such transfers.

7.	POST-CLOSING ACTIONS
7.1.

As soon as practically possible but no later than within a 36 (thirty six) months period after the Closing Date (or, for the obligations specified in Clause 7.1.2.8 - 7.1.2.11 below – within a 5 (five) years period after the Closing Date):

7.1.1.

the Buyer shall take all necessary actions in order to transfer all the rights and responsibilities in terms of manufacturing of each of (i) the MiOXSYS Analyzer and (ii) the MiOXSYS Sensor to another or additional (as the case may be) contract manufacturing organization chosen at the Buyer’s discretion, i.e., to perform the technology transfer.

7.1.2.

The Seller shall take all necessary actions and provide all necessary technical information and know-how support to make a prompt and efficient transfer of manufacturing of MiOXSYS Analyzer as established herein, including, but not limited to:

7.1.2.1.provide all reasonable support requested by the Buyer in searching and finding potential contract manufacturing organisations (CMO) for the Products in the European Union, which are able to manufacture the Products and have all appropriate necessary credentials, resources, authorizations and licences;

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7.1.2.2.     assist, provide information and consultancy in preparing the requests for proposal (RfP) for potential CMOs, establishing requirements and criteria for potential CMOs;

7.1.2.3.    assist and consult the Buyer in all matters related to assessing potential CMOs and their proposals, including without limitation, all stages of due diligence; technical evaluation of CMOs proposals, provide all necessary related information and consultancy thereof;

7.1.2.4.    provide all necessary support in choosing the CMOs for the Products, including, but not limited to, assistance in establishing the requirements and designs for test products for the purpose of choosing the CMOs as well as assessing and evaluating the results of the trial runs, i.e. assessing and evaluating the quality of the test products produced;

7.1.2.5.     provide all reasonable assistance in negotiation with the potential CMOs regarding manufacturing of the Products;

7.1.2.6.    provide full information and technical support on the first manufacturing cycle of the Products by the Buyer, to ensure quality equivalent to the quality of the current Products, and the quantity not less then 400 and release of the Products under the MS Agreement;

7.1.2.7.     support and assist in any other matters not mentioned above, which are related to transferring the manufacturing of the Products;

7.1.2.8.   ensure that the Seller’s employees or agents will be available on a reasonable basis, for questions and trouble-shooting support to effect the successful transfer of manufacturing of the Products;

7.1.2.9.     inform the Buyer within a reasonable period of time of any circumstances it becomes aware of which may have a material influence on the manufacture or safety of the Products;

7.1.2.10.   provide technical guidance to the Buyer on how to achieve a smooth transition in the course of technology transfer and how to improve the manufacture technology and quality standards of the products;

7.1.2.11.   assist the Buyer in establishing and maintaining Products quality testing and management procedures and processes.

7.2.	Within a 5 (five) years period as of the Closing Date, at no further cost to the Buyer, the Seller shall:
7.2.1.	provide all necessary support and assistance to the Buyer, instruct and train the Buyer’s personnel as may be required for the proper performance of the Ancillary Agreements;

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7.2.2.	provide the Buyer with all information of which it has knowledge regarding legal and regulatory requirements applicable to the manufacturing, marketing and selling of the Products in the Territory,
7.2.3.

instruct and assist the Buyer with regard to all legal and regulatory requirements including, but not limited to applicable laws, regulations, ordinances, regulatory guidelines and guidance which are necessary for and relate to the manufacture, marketing and selling of Products in the Territory;

7.2.4.

support the Buyer, if required:  with all matters related to re-certification, re-submission of applications for registration of any Patents and/or Trademarks in the Territory; with handling all IP Rights related to the Products, including preparing, filing out and filing any applications or forms regarding any changes as well as assisting with any other related regulatory filings in the Territory.

7.2.5.

instruct and train the Buyer’s personnel as may be required to ensure a fast and smooth transfer of the technology and know-how in connection with the Products to the Buyer as well as provide all other necessary requirements and information about current practices at the Seller in order to maintain the Products regulatory fit in the Territory.

7.3.

The Seller shall provide to the Buyer the warranty for the Existing Inventory, valid for the period of 1 (one) year as of the Closing Date.  During this period, the Buyer will have the option to require the Seller to replace any part of the Existing Inventory, or claim for the refund of the respective amount.

8.	SELLER’S WARRANTIES
8.1.	The Seller hereby warrants to the Buyer that as at the Signing Date and the Closing Date (unless a warranty is explicitly given as of another date) the following warranties are true:
8.1.1.

Title to Assets, no Encumbrances.  The Seller holds valid title to the Assets, where applicable, and transfers the sold Assets and respective IP Rights to them, where applicable, free and clear of any Encumbrances and any rights of third parties (other than Encumbrances).

8.1.2.

Unrestricted right to dispose.  The Seller is fully authorized to dispose of the Assets and has the absolute and unrestricted right and authority to execute and deliver this agreement on assignment of rights and sale of goods and to perform its obligations herein.

8.1.3.

Authorizations and approvals.  All permits, authorizations, approvals and consents necessary for conclusion, performance of this Agreement and transfer of title to Assets for the benefit of the Buyer were duly received and obtained.

8.1.4.	Charges and fees. All fees, annuities, maintenance fees and other costs, fees and expenses related to maintenance and renewal of the Patents and Trademarks and

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any other Assets, to the extent it is applicable, are paid-up by the Seller up to the Closing Date and in respect of the Patents and Trademarks shall be paid up until 31 May 2022.

8.1.5.

Documentation.  Documentation includes:  all original documents pertaining to the Assets, including without limitation, all working process descriptions, technical drawings, blueprints, formulae, protocols etc. marketing material of the Products in possession of the Seller; all customer data that the Seller has available (including placements) for regulatory and quality assurance and device vigilance in connection with the Products together with copies of contracts with the customers; and any other documents or information which is necessary for the Seller to conduct the business of designing, manufacturing, distributing and selling of the Products in the Territory as currently is conducted by the Seller.  The Seller did not omit any documents that may be important or required by the Buyer from submitting them to the Buyer.  In case after the Signing Date the Seller has any documents or information that would have needed to be transferred to the Buyer it will do so immediately after finding of such facts.

8.1.6.

Sufficiency of the Assets.  Assets:  (i) constitute all of the material properties, interests, assets and rights of the Seller and any of its Affiliates used or held for use exclusively in business of designing, manufacturing, distributing and selling of the Products in the Territory; (ii) are sufficient for the Seller to continue immediately following the Closing to conduct the business of designing, manufacturing, distributing and selling of the Products in the Territory as currently is conducted by the Seller; and (iii) includes all authorizations that are sufficient for the Buyer to continue immediately following the Closing to manufacture and market the Products in all material respects in the Territory as and to the extent the Products are currently being manufactured and marketed by Seller.

Buyer understands and acknowledges Seller is required to renew their ISO Certification on 31st October 2021 Buyer further understands and acknowledges that Seller will not take steps to renew their ISO Certification, which may have an impact on the sufficiency of the assets.  It being understood, however, that ISO Certification will be valid until all Existing Inventory is manufactured and transferred from the Seller to the Buyer.  Seller shall not be responsible for any costs, damages, or liability subject to this Section 8.1.6, as a result of not taking steps to renew their ISO Certification.

8.1.7.

Registered IP Rights.  Appendixes 2 and 3 sets forth a true, complete and accurate list of all the Patents (and Patent Rights), Trademarks (and Trademark Rights), owned by the Seller that concerns the Products, setting forth in each case the jurisdictions in which Patents have been issued and Patent applications have been filed and Trademarks have been registered and Trademark applications have been filed, along with the current owner, the respective application, registration or filing number.

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8.1.8.

Technical Information.  Appendix 4 sets forth a true, complete and accurate list of all Technical Information with respect to the Products that are owned by the Seller and that are material to conduct the business of designing, manufacturing, distributing and selling of the Products in the Territory as currently is conducted by the Seller.

8.1.9.

Inbound licenses and rights.  There are no agreements in effect under which any third party has licensed or sublicensed (exclusively or non-exclusively), granted or conveyed to the Seller any right, title or interest in or to any IP Rights that are necessary for the development, manufacture, sale, marketing, distribution or use of any of the Products, or are otherwise material to the manufacture, marketing or sale of the Products as being conducted as of the Signing Date (In-Licensed Rights).

8.1.10.

Out-licensed rights.  The Seller has not licensed, sublicensed, granted or conveyed to any third party any right, title or interest in or to any IP Rights with respect to the Assets (Out-Licensed Rights).

8.1.11.

No outstanding orders.  To the Knowledge of the Seller, the IP Rights with respect to the Assets, to the extent applicable under legal requirements of applicable jurisdiction of the Territory are valid, subsisting and enforceable and are not subject to any outstanding writ, judgement, decree, injunction, settlement, or similar order of or approval by any competent authority (in each case, whether preliminary or final).

8.1.12.

No infringement of third-party IP Rights.  To the Knowledge of the Seller, the Products and the business of manufacturing, marketing and selling of the Products do not infringe, misappropriate or violate any valid and enforceable IP Rights of any other third parties.  The Seller has not received any written charge, complaint, claim, demand, notice or other written communication from any third party alleging that it is interfering with, infringing upon, misappropriating, violating or otherwise coming into conflict with any IP Rights of such third party in connection with any of the Products or the conduct of the respective business of manufacturing, marketing and selling of the Products.

8.1.13.

Legal Proceedings.  To the Knowledge of the Seller, there is no lawsuit or other legal proceeding (including arbitration) pending or, to the Knowledge of Seller, being threatened against the Seller, or in the case of any such proceedings first arising after the date of this Agreement that would reasonably be expected to result in a Material Adverse Effect, and in each case that (a) involves the Assets and IP Rights attached to them; or (b) challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the sale of the Assets and assignment of respective IP Rights or any of the transactions contemplated by this Agreement.

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8.1.14.	No royalties. The Seller does not have any obligations to pay any third parties any royalties, fees, commissions or other amounts for the use by the Seller of any Assets.
8.1.15.

Existing Inventory.  The Existing Inventory is merchantable and fit for the purpose for which it was procured or manufactured, and with respect to such inventory that is trade finished product inventory, and was manufactured in conformity with the specifications for the Products good manufacturing practices and legal requirements.

8.2.

The Buyer does not assume any rights and obligations of the Seller under any contract belonging to the Assets.  List of the contracts related to the Assets is provided as Appendix 11.  To the extent a contract should be transferred by operation of law, the Seller shall indemnify the Buyer.

8.3.

The Buyer does not assume any liability of the Seller.  In the event of a transfer of a liability by operation of law, Seller shall indemnify and hold harmless Buyer from and against all claims of third parties relating to the liability and reimburse Buyer for all reasonable costs and expenses incurred in connection therewith to the extent such liability was incurred prior to the Closing Date.

9.	PARTIES’ WARRANTIES
9.1.	Each Party warrants to each other that each warranty, set forth in this Clause, is true, correct, accurate and not misleading in any material respect on the Signing Date and the Closing Date:
9.1.1.	the Party is a company duly incorporated and legally existing under the applicable laws and has been in continuous existence since its incorporation;
9.1.2.	the Party is not subject to any reorganization (and does not take part in any reorganization of any third entity), restructuring, spin-off, transformation, insolvency, bankruptcy or liquidation;
9.1.3.

the Party has the full capacity, right, power and authority (including required decisions and consents from its bodies, creditors and authorities) and has taken all actions necessary to execute and to exercise its rights and perform its obligations under this Agreement and each document to be executed at or before the Closing;

9.1.4.

unless explicitly otherwise set forth in this Agreement, the Party has obtained all permits that may be required to ensure validity, enforceability, due authorization, execution and performance of the Agreement and the transaction contemplated under the Agreement, which have not been annulled or revoked;

9.1.5.	the Agreement and the performance by the Party of its obligations under the Agreement and any other document or instrument executed in connection with the

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Agreement will, when executed, constitute valid and binding obligations of the Party, enforceable in accordance with the respective terms;

9.1.6.

there is no claim, action, suit, proceeding, arbitration, investigation or hearing, pending or threatened, by or before any authority or dispute resolution body against the Party that prevent the Party from performing its obligations under this Agreement.

10.	LIABILITY
10.1.	General provisions:
10.1.1.	Subject to the terms and conditions of this Agreement, a Party shall be liable for and shall compensate in full amount the direct loss suffered by the aggrieved Party.
10.1.2.

For the purposes of this Agreement, a liability which is contingent shall not constitute a loss unless and until such contingent liability becomes an actual liability and is due and payable by the aggrieved Party.

10.1.3.

In the event of a claim by the aggrieved Party for the loss, the breaching Party shall have the right, exercisable upon 10 business days written notice to the aggrieved Party, to attempt to cure the breach in question during a period of 60 business days (in case the breach constitutes the failure to execute Closing – during a period of 10 business days) following the date of notice of the claim.

10.2.	Liability for failure to execute Closing. If:
10.2.1.

the Conditions Precedent are fulfilled, but the Closing does not occur until the Long Stop Date due to fault, or negligence of the Party or its’ Affiliate (for the avoidance of doubt, if the Notice of Withdrawal is served by the Buyer, it shall be deemed that the Condition Precedent set out in Clause 2.2.1 is not fulfilled due to the Seller’s fault, only if the Notice of Withdrawal was served due to the Seller’s failure to provide required information, and due to the Buyer’s fault – only if the Notice of Withdrawal was served without reasonable ground for that); or

10.2.2.	the Condition Precedent set out in Clause 2.2.3- 2.2.8 above is not fulfilled until the Long Stop Date, it shall be deemed that the Condition Precedent is not fulfilled due to the Seller’s fault;

a Party in breach shall pay a penalty equal to 5% of the Purchase Price (which by the agreement of the Parties is deemed just, fair, reasonable and non-questionable (undisputable) compensation of losses of the aggrieved Party) and compensate other direct losses of the aggrieved Party incurred due to the failure of the first Party to complete the transaction exceeding the aforementioned penalty.

10.3.	Seller’s liability for the breach of warranties. The aggregate liability of the Seller under this Agreement shall be limited by the amount of the Purchase Price. The limitation period

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for making claims for the breach of the Seller’s warranties under this Agreement shall be 36 months from the Closing Date.

10.4.

If the Buyer receives notice or otherwise obtains knowledge of any dispute or any threatened dispute that may reasonably be expected to give rise to a claim against the Buyer, then the Buyer will deliver to the Seller a written notice describing such dispute in reasonable detail as soon as reasonably practicable; provided, however, that the failure to so notify the Seller shall not relieve the Seller from any liability that it may have to the Buyer, except to the extent that such failure materially prejudices the Seller’s ability to defend the related dispute.  The Seller will have the right, exercisable by written notice to the Buyer, at its election and at its sole expense, to assume the defence of any such Dispute with its own counsel, reasonably acceptable to the Buyer.  If the Seller elects to assume the defence of any such Dispute, then:

10.4.1.

the Seller will not be required to pay or otherwise indemnify the Buyer against any attorneys’ fees or other expenses incurred on behalf of the Buyer in connection with such Dispute following the Seller’s election to assume the defence of such Dispute other than the reasonable costs of investigation and of assistance as contemplated by this Section 10.4.1; provided, however, that if, in the opinion of outside counsel to the Buyer, it is advisable for the Buyer to be represented by separate counsel due to actual or potential conflicts of interest, the Buyer shall have the right to employ counsel to represent it and in that event the fees and expenses of such separate counsel shall be paid by the Seller;

10.4.2.

the Buyer and the Seller will each make available to the other all books, records and other documents and materials that are under the control of such Party, its Affiliates, advisors and representatives that may be reasonably considered necessary or desirable for the defence of such Dispute;

10.4.3.

the Buyer and the Seller will execute such documents and take such other actions as may be reasonably requested by the other for the purpose of facilitating the defence of, or any settlement, compromise or adjustment relating to, such Dispute;

10.4.4.

the Buyer will otherwise fully cooperate as reasonably requested by the Seller in the defence of such Dispute; provided, however, that such actions and cooperation by the Buyer will not unduly disrupt the operations of the Buyer’s business or cause the Buyer to waive any statutory or common law privileges, breach any confidentiality obligations owed to third parties or otherwise cause any confidential information of the Buyer to become public;

10.4.5.	the Buyer will not admit any liability with respect to such Dispute without the Seller’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed); and
10.4.6.	the Seller will have the exclusive right to settle, adjust or compromise such Dispute on behalf of the Buyer on terms that: (A) the Seller may consider appropriate with

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the consent of the Buyer (which consent may not be unreasonably withheld or delayed); or (B) meet all of the following conditions:  (i) can be resolved by money damages alone; (ii) obligate the Seller to pay the full amount of any Damages in connection with such Dispute; and (iii) completely and unconditionally release the Buyer in connection with such Dispute.

10.5.

If (i) the Seller elects not to assume the defence of such Dispute; (ii) after electing to assume the defence of a Dispute, the Seller does not timely assume and conduct the defence of such Dispute; or (iii) the Buyer reasonably determines that the Seller is not adequately representing or, because of a conflict of interest, may not adequately represent the interests of the Buyer, then the Buyer will be entitled to conduct its own defence of such Dispute at the Seller’s cost and expense:  provided, however, that the Buyer may not settle, adjust or compromise such Dispute without the Seller’s consent (such consent not to be unreasonably withheld or delayed).

10.6.

Seller’s liability for post-closing obligations.  If the Seller fails to perform any obligation specified in Section 7, the Buyer shall be entitled to suspend its payment obligations until proper discharge of the Seller’s obligations.  If the Seller’s breach of any obligation specified in Section 7 lasts for more than 30 days, the Buyer shall be entitled to claim a penalty in the amount of [REDACTED] per each case of the Seller’s breach (in case of continuous breach – one case of the Seller’s breach shall be deemed as a Seller’s failure to perform a specific required action during 30 days, and the new period(s) of 30 days or the Seller’s failure to perform another type of action during 30 days shall constitute a new breach).  The Buyer will be entitled to set-off the penalty applied under this clause against any upcoming payment obligation by the Buyer.

11.	TERMINATION
11.1.

Termination before Closing.  Either Party may unilaterally without applying to the respective dispute resolving institution terminate this Agreement by a prior 10 business days’ written notice to the other Party, if until the Long Stop Date the Closing has not occurred.  In this case, the consequences specified in Clause 10.1-10.2 and Clause 11.2 shall apply.

11.2.

Consequences of termination before Closing.  In case of termination of the Agreement prior to Closing, the Parties will return everything they have received from each other, i.e. the Buyer shall return to the Seller title to all Registrable Assets, whereas the Seller shall refund the Buyer of any amounts paid by the Buyer until that day.  The Parties shall take up all actions and sign any deeds, additional agreements and any other documents necessary to implement the restitution established herein.  All costs associated with such restitution shall be borne by the defaulting Party (for the sake of clarity, it will always be considered that the Party initiating the termination in the manner established herein is not the defaulting Party).

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11.3.	Termination after Closing. The Agreement may be terminated unilaterally without applying to the respective dispute resolving institution by a prior 10 business days’ written notice to the other Party:
11.3.1.	by the Buyer:
(a)

within a time period of 5 (five) years as of the Closing Date in case of failure of commercialization of the Products, i.e. if the business targets set out in the business plan attached under the Appendix 8 are not reached, by serving a written notice to the Seller;

(b)	if technology transfer to the Buyer with respect to MiOXSYS Analysers fails or becomes commercially unreasonable for the Buyer; or
(c)	if technology transfer to the Buyer or additional CMO with respect to MiOXSYS Sensors fails or becomes commercially unreasonable for the Buyer under the respective Ancillary Agreement.
11.3.2.	by the Seller, if the payment obligations of the Buyer under this Agreement are overdue for more than 60 days.
11.4.	In the cases specified in Clause 11.3, the consequences specified in Clause 10.1 and Clause 11.5 shall apply.
11.5.

Consequences of termination after Closing.  With respect to Clauses 11.3.1 (a) and (b), any payments under this Agreement made by the Buyer to the Seller up to the date of termination shall stay with the Seller (i.e. they will not have to be refunded) and, upon request of the Seller, the Assets can be transferred by the Buyer to the Seller “as is” at the moment of the termination.

12.	OTHER MATTERS
12.1.

Confidentiality.  Each Party undertakes to keep confidential the terms and conditions of the Agreement and all Ancillary Agreements and not to use or disclose any Confidential Information unless (i) required to do so by law or pursuant to any order of court or other competent authority or tribunal (ii) required to do so by any applicable stock exchange regulations or the regulations of any other recognised market place (iii) such disclosure has been consented to by the other Party in writing (such consent not to be unreasonably withheld) or (iv) to its professional advisers (who are bound to such Party by a duty of confidentiality).  If a Party becomes required, in circumstances described above, to disclose any information, the disclosing Party shall use its reasonable efforts to consult with the other Party prior to any such disclosure.

12.2.

Notices.  Any notice or other communication under this Agreement must be in English and in writing (which, for the purposes of this Clause, includes e-mail, but not fax) and must be addressed as set out below or to such other address (contact details) of the Party as may

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be notified in writing (if the Party fails to inform about the change of its address, dispatch of the notice to the last known address shall be considered sufficient):

If to the Buyer:
Attn:	Valdemaras Rodzko
Address:	Mėnulio g. 11-101, LT-04326 Vilnius, Lithuania
E-mail:	[REDACTED]

If to the Seller:
Attn:	Joshua Disbrow
Address:	373 Inverness Parkway, Suite 206, Englewood, Colorado 80112,
USA
E-mail:	[REDACTED]

w/ copy to:
Attn:	Legal Department
Address:	373 Inverness Parkway, Suite 206, Englewood, Colorado 80112,
USA
E-mail:	[REDACTED]

All notices and other communications under the Agreement shall be deemed to have been received by a Party:  (a) if delivered by hand (in person) or registered post or courier – on the date of actual delivery; (b) when sent by e-mail, on the day the receiving Party confirms its receipt (the confirmation to be provided by e-mail).

12.3.

Entire Agreement.  The Agreement contains the entire understanding between the Parties hereto and supersedes any arrangements, understandings, promises or agreements made or existing between the Parties prior to the Agreement regarding the Agreement’s subject matter.

12.4.

Assignment.  The Agreement may not be assigned by any Party without the prior written consent of the other Party, except that the Buyer may assign the Agreement without the Seller’s consent to any of its Affiliates provided the Buyer remains jointly liable with such Affiliate for the undertakings assumed herein.

12.5.

Severability.  If any provision of the Agreement or the application of it shall be declared or deemed void, invalid or unenforceable in whole or in part for any reason, the Parties shall amend the Agreement to give effect to the spirit of the Agreement, so far as is possible.  If the Parties fail to amend the Agreement, the provision(s) which is void, invalid or unenforceable, shall be deemed deleted and the remaining provisions of the Agreement will remain in full force and effect.

12.6.

Governing law and settlement of disputes.  This Agreement shall be governed, construed and interpreted in accordance with the substantive laws of the Switzerland.  All disputes arising out of connection or in connection with the present Agreement, including disputes on its conclusion, binding effect, amendment and termination, shall be resolved, to the

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exclusion of the ordinary courts by an Arbitral Tribunal in accordance with the International Arbitration Rules of the Zurich Chamber of Commerce.

12.7.

Good faith to implement.  The Parties shall cooperate in good faith and put best efforts and sign all necessary documents and take all necessary actions in order to achieve that all transactions provided for under the Agreement are implemented timely, properly and fully.

12.8.

Appendixes.  The appendixes and any attachments and exhibits thereto form an integral part of the Agreement and shall be construed and shall have the same full force and effect as if expressly set forth in the body of the Agreement:

Appendix 1 – Technical information sheet on MiOXSYS Sensors and MiOXSYS Analyzers;

Appendix 2 – List of Patents;

Appendix 3 – List of Trademarks;

Appendix 4 – List of Technical Information;

Appendix 5 – List of Documentation;

Appendix 6 – Form of Ancillary Agreements;

Appendix 7 – List of Assets with Prices;

Appendix 8 – Business plan (commercial targets);

Appendix 9 – List of Registrable Assets;

Appendix 10 – List of Patent Renewals;

Appendix 11 – List of Contracts related to the Assets.

The Appendices may be supplemented or amended based on the findings of the Due Diligence by Agreement of the Parties.

IN WITNESS WHEREOF, the duly authorised representatives of the Parties have executed this Agreement in 2 (two) identical counterparts in English language, each deemed to be of equal legal power and effect.  Each Party shall retain 1 (one) original counterpart of the agreement.

On behalf of the Buyer:	On behalf of the Seller:

Full name	Full name

Title	Title

Signature	Signature

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Appendix 1 - Technical information sheet on MiOXSYS Sensors and MiOXSYS Analyzers

MiOXSYS Technical Document	Document Number
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]

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Appendix 2 – List of Patents

Reference #	Title	Ctry	Serial #	Filed Date	Patent #	Issue Date	Status
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

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Reference #	Title	Ctry	Serial #	Filed Date	Patent #	Issue Date	Status
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
5753‐16‐PEA	Multiple Layer Gel	EA	201491808	4/19/2013			ABANDONED

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Reference #	Title	Ctry	Serial #	Filed Date	Patent #	Issue Date	Status
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

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Reference #	Title	Ctry	Serial #	Filed Date	Patent #	Issue Date	Status
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

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Reference #	Title	Ctry	Serial #	Filed Date	Patent #	Issue Date	Status
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

31/40

Appendix 3 – List of Trademarks

Mark Name	Status	Jurisdiction	Serial Number	Class(es)	Application Date	Registration Date	Owner	Registration Number	Renewal Fee Due Date
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

32/40

Appendix 4 – List of Technical Information

Document Title	Document Number
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]

33/40

Appendix 5 – List of Documentation

Title	Company	Category
Health Canada Medical Device	Health Canada	Regulatory
Australian Register of Therapeutic Goods (sensors and controls)	ARTG	Regulatory
Australian Register of Therapeutic Goods (analyzer)	ARTG	Regulatory
Declaration of Conformity	Aytu BioPharma	Regulatory
60601 Engineering Report	Atlas Compliance	Engineering
UL Report	UL	Engineering

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Appendix 6 – Form of Ancillary Agreements

Title	Company	Category
Quality Agreement	LasX Micro Med Solutions	Manufacturing

35/40

Appendix 7 – List of Assets with Prices

The Parties agree that the Fix Price for the Assets shall be broke down as follows:

No.	Asset	Price
1.	Patents	[REDACTED]
2.	Trademarks	[REDACTED]
3.	Technical Information and Other Assets	[REDACTED]

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Appendix 8 – Business plan (commercial targets)

Year	Number of MiOXSYS Sensors sold	Average Net Sales per 1 MiOXSYS Sensor
2021	[REDACTED]	[REDACTED]
2022	[REDACTED]	[REDACTED]
2023	[REDACTED]	[REDACTED]
2024	[REDACTED]	[REDACTED]
2025	[REDACTED]	[REDACTED]

37/40

Appendix 9 – List of Registrable Assets

The Registrable Assets comprise from Patents (Appendix 2) and Trademarks (Appendix 3).

38/40

Appendix 10 – List of Patent Renewals

Patents Reference #	Country Name	Entity Size	Serial #	Assignee Name	Deadlines	Cost Estimates
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
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[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

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Appendix 11 – List of Contracts Related to the Assets

No.	Contract details	Territory	Contact details
1.	1 January 2016, TECOmedical AG	[REDACTED]	Attn: CEO +41619858100
2.	29 September 2016, ATL R&D. Reproductive Biology & Genetics	[REDACTED]	Attn: Scientific Director +33130480178
3.	5 January 2018, AK&KBA	[REDACTED]
4.	17 October 2016, NAKA International Corporation	[REDACTED]	Attn: President and CFO +81425299313
5.	1 October 2018, LogixX Pharma Solutions Ltd.	[REDACTED]	Attn: Michael Close (CEO) +44(0)1189011747
6.	October 2018, Beijing Dahua Sanxin Technology Development Co., Ltd.	[REDACTED]
7.	15 January 2019, Seeder Medical LLC	[REDACTED]	Attn: Managing Director +47444349191
8.	15 January 2020, F-G-4S	[REDACTED]	SPD Scientific (M) Sdn Bhd
9.	1 March 2020, UAB Grynumber Healrh	[REDACTED]

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